Exhibit  32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Brampton Crest International Inc. on Form 10-KSB/A for the year ended October 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brad Hacker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ "Brad Hacker"
                                      -----------------------------
                                      Brad Hacker
                                      Chief Financial Officer

       Date: March 26, 2007